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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 5, 2001



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


Vermont                              0-7974                  03-0228404
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


Two Burlington Square, Burlington, Vermont                   05401
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (802) 660-1410



                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

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ITEM 5.  OTHER EVENTS

On October 5, 2001 Chittenden Corporation (NYSE: CHZ) headquartered in Burlington, Vermont and Ocean National Corporation, headquartered in Kennebunk, Maine announced that they had signed a definitive agreement whereby Chittenden will acquire Ocean National Corporation, and its subsidiary, Ocean National Bank. A copy of the press release dated October 5, 2001 is attached as an exhibit to this Form 8-K.

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                                    PAGE NUMBER

       (99)   Additional Exhibits                                      6

              Press Release Relating to Announcement
              Chittenden to acquire Ocean National Corporation and its subsidiary, Ocean National Bank

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
         Senior Vice President, General Counsel and Secretary

DATE:  October 11, 2001